UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 21, 2008 (May 19, 2008)

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (404) 715-2600

Registrant’s Web site address:    www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 19, 2008, Delta’s Board of Directors amended Article III, Section 1(a), of Delta’s Bylaws to state that, in an uncontested election for directors, any indication in proxy card or voting instructions to withhold authority for a nominee will constitute a vote cast, which has the effect of a vote against the nominee.

Delta’s Bylaws, as amended through May 19, 2008, are attached as Exhibit 3.1.  The amendments to Delta’s Bylaws were effective on May 19, 2008.

ITEM 7.01  Regulation FD Disclosure

Delta Air Lines today issued an Investor Update.  The Update is attached as Exhibit 99.1 hereto.

In accordance with general instruction B.2 of Form 8−K, the information in this report that is being furnished pursuant to Item 7.01 of Form 8−K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Statements in this Form 8-K hereto that are not historical facts, including statements regarding Delta’s estimates, expectations, beliefs, intentions, projections or strategies for the future, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the cost of aircraft fuel; the impact that Delta’s indebtedness will have on its financial and operating activities and Delta’s ability to incur additional debt; the restrictions that financial covenants in Delta’s financing agreements will have on Delta’s financial and business operations; labor issues; interruptions or disruptions in service at one of Delta’s hub airports; Delta’s increasing dependence on technology in its operations; Delta’s ability to retain management and key employees; the ability of Delta’s credit card processors to take significant holdbacks in certain circumstances; the effects of terrorist attacks; and competitive conditions in the airline industry. Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in Delta’s Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2007. Caution should be taken not to place undue reliance on Delta’s forward-looking statements, which represent Delta’s views only as of May 21, 2008, and which Delta has no current intention to update.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Delta Air Lines, Inc. Bylaws, as amended through May 19, 2008

Exhibit 99.1	Investor Update (May 21, 2008)

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Edward H. Bastian
Date: May 21, 2008	Edward H. Bastian President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1	Delta Air Lines, Inc. Bylaws, as amended through May 19, 2008

Exhibit 99.1	Investor Update (May 21, 2008)

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